SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2002

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	0211340

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road, Nashville, TN	37217-2895

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.   Other Events

See attached press release.

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SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESCO INC.

Date: August 1, 2002	By: /s/ Roger G. Sisson

Name: Roger G. Sisson Title: Secretary and General Counsel

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EXHIBIT INDEX

No	Exhibit

99.1	Press Release dated July 30, 2002.

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